o GOFA STKP3

                        SUPPLEMENT DATED JANUARY 1, 1998
                             TO THE PROSPECTUSES OF

                     Templeton Foreign Fund - Advisor Class
                   Templeton Growth Fund, Inc. - Advisor Class
                              dated January 1, 1998

The prospectus is amended to replace the section "Opening Your Account," found under "How Do I Buy Shares?", with the following:

  Opening Your Account

  Shares of the Fund may be purchased without a sales charge. Currently, shares of the Fund are only available to:

1. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, subject to a $250,000 minimum initial investment requirement or a $100,000 minimum initial investment requirement for an individual client
2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial investment requirement
3. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum initial investment requirement
4. Each series of the Franklin Templeton Fund Allocator Series, subject to a $1,000 minimum initial and subsequent investment requirement
5. Accounts managed by the Franklin Templeton Group. There is no minimum initial investment requirement.
6. The Franklin Templeton Profit Sharing 401(k) Plan. There is no minimum initial investment requirement.

 To open your  account,
  please follow the steps below. This will help avoid any delays in processing your request.

  1. Read this prospectus carefully.

  2. Determine how much you would like to invest. The Fund's minimum investments are:

     o To open your account:        Varies*
     o To add to your account:      $25*

    * Certain investors are subject to different minimums, as described above. We also reserve the right to refuse any order to buy shares.

  3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your  investment using the table below.


  Method                       Steps to Follow
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  By Mail                      For an initial investment:

                                  o Return the application to the Fund with
                                    your check made payable to the Fund.

                               For additional investments:

                                  o Send a check made  payable to the Fund.
                                  Please include your account number on the
                                  check.
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  By Wire                     1.  Call Shareholder Services or, if that number
                                  is busy, call 1-650/312-2000 collect, to
                                  receive a wire control number and  wire
                                  instructions.  You need a new wire  control
                                  number every time you wire money into your
                                  account.  If you do not have a  currently
                                  effective wire control number,  we will
                                  return  the money to the bank,  and we will
                                  not credit the purchase to your account.

                              2. For an initial investment you must also return
                                 your signed shareholder application to the Fund.

                               Important Deadlines: If we receive your call
                               before 1:00 p.m. Pacific time and the bank
                               receives the wired funds and reports the
                               receipt of wired funds to the Fund by 3:00 p.m.
                               Pacific  time,  we will credit the purchase to
                               your account that day. If we receive your call
                               after 1:00 p.m. or the bank  receives the wire
                               after 3:00 p.m., we will credit the purchase to
                               your account the following business day.
-------------------------------------------------------------------------------
  Through Your Dealer          Call your investment representative